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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 20, 2004

                           WABASH NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

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        Delaware                    1-10883               52-1375208
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     (State or other              (Commission            (IRS Employer
     jurisdiction of               File No.)          Identification No.)
     incorporation)

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   1000 Sagamore Parkway South, Lafayette, Indiana          47905
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     (Address of principal executive offices)             (Zip Code)

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               Registrant's telephone number, including area code:
                                 (765) 771-5310

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                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

   (c) On October 20, 2004, Wabash National Corporation appointed Robert J. Smith as Senior Vice President--Chief Financial Officer (principal financial officer). We issued a press release announcing this appointment on that date, and the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Mr. Smith, age 58, will serve in that capacity for a term ending at the discretion of the Board of Directors.

         Prior to his appointment as Senior Vice President--Chief Financial Officer, Mr. Smith had served as our Acting Chief Financial Officer since June 2004 and as Vice President and Controller since joining us in March 2003. Before joining our company, Mr. Smith served from 2000 to 2001 as Director of Finance for KPMG Consulting, Inc., now BearingPoint, Inc.; from 1993 to 2000 with Great Lakes Chemical Corp. (serving from 1998 to 2000 as vice president and controller); and from 1983 to 1993 with Olin Corporation, including as chief financial officer for several of its divisions.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits


         99.1  Wabash National Corporation press release dated October 20, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WABASH NATIONAL CORPORATION

Date:  October 25, 2004                      By: /s/ ROBERT J. SMITH
                                                 -----------------------------
                                                 Robert J. Smith
                                                 Senior Vice President, Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX


   EXHIBIT NO.     DESCRIPTION
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      99.1         Wabash National Corporation Press Release
                   dated October 20, 2004


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